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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 AUGUST 7, 2003
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                         COMMISSION FILE NUMBER 1-13873

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                                 STEELCASE INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               MICHIGAN                                  38-0819050
       (STATE OF INCORPORATION)             (IRS EMPLOYER IDENTIFICATION NUMBER)

           901 44TH STREET SE                              49508
        GRAND RAPIDS, MICHIGAN                           (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (616) 247-2710
                         (REGISTRANT'S TELEPHONE NUMBER)

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

Steelcase Inc. completed a new $250 million syndicated bank facility on July 29, 2003. The committed 3-year revolving credit facility replaces Steelcase's previous $200 million bank facility that was scheduled to expire in April 2004. The new facility can be increased up to $350 million, subject to customary conditions. A copy of the credit agreement is attached to this Current Report as
Exhibit 10.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

     10.1 Credit Agreement, dated as of July 29, 2003 among Steelcase Inc. and various lenders.

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                                    SIGNATURE

                  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

                                           STEELCASE INC.

Date: August 7, 2003

                                                    /S/ GARY P. MALBURG
                                                    --------------------

                                                        Gary P. Malburg
                                                        Vice President,
                                                        Finance and Treasurer

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                                  EXHIBIT INDEX

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
Exhibit No.                Exhibits
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
10.1                       Credit Agreement, dated as of July 29, 2003 among Steelcase Inc. and various lenders
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